Description of Business	12 Months Ended
Dec. 31, 2011
Notes
Description of Business

Note 1 - Description of Business

Blue Earth, Inc.  and subsidiaries (the “Company”), a Nevada corporation headquartered in Henderson, Nevada, is a provider of energy efficiency and renewable energy solutions for facilities primarily located in west coast states. The primary focus is acquiring companies and innovative technologies that enable customers to reduce their energy consumption, lower their generating capacity and maintenance costs and realize environmental benefits. The Company’s comprehensive set of energy services serves the small commercial, industrial and utility markets.

On August 31, 2010, the Company sold all of the issued and outstanding common stock of Genesis Fluid Solutions, its wholly owned subsidiary. The operating results of this former subsidiary have been reported as discontinued operations in the accompanying consolidated financial statements. See Note 13.